                                      LOGO

================================================================================

                           LONGLEAF PARTNERS FUNDSSM

                                QUARTERLY REPORT
                               at March 31, 1999

                                 PARTNERS FUND

                               INTERNATIONAL FUND

                                  REALTY FUND

                                 SMALL-CAP FUND

================================================================================

                                  MANAGED BY:

                      SOUTHEASTERN ASSET MANAGEMENT, INC.

                                  Memphis, TN

                                    CONTENTS

Letter to Shareholders.....................................    1
Longleaf Partners Fund (Partners Fund)
  Management Discussion....................................    4
  Performance History* and Portfolio Summary...............    5
  Portfolio of Investments.................................    6
Longleaf Partners International Fund (International Fund)
  Management Discussion....................................    9
  Performance History* and Portfolio Summary...............   11
  Portfolio of Investments.................................   12
Longleaf Partners Realty Fund (Realty Fund)
  Management Discussion....................................   15
  Performance History* and Portfolio Summary...............   17
  Portfolio of Investments.................................   18
Longleaf Partners Small-Cap Fund (Small-Cap Fund)
  Management Discussion....................................   21
  Performance History* and Portfolio Summary...............   23
  Portfolio of Investments.................................   24
Service Directory..........................................   26
Trustees and Officers......................................   27

* Average annual returns for all Funds and all indices except the Value-Line Index are shown with all dividends and distributions reinvested; the Value-Line Index is not available with reinvested dividends. The indices shown are unmanaged. Past performance is no guarantee of future performance, and the value of an investment when redeemed may be more or less than the purchase price.

                            LONGLEAF PARTNERS FUNDS
                             LETTER TO SHAREHOLDERS

TO OUR INVESTMENT PARTNERS:                                        April 7, 1999

The Dichotomy - Equities are Expensive/Equities are Undervalued
As the Dow Jones Industrial Average dances around the 10000 level, there is a pronounced dichotomy between the performance of the few large growth and technology companies dominating the S&P 500, and everything else. The market indices shown below reflect the large divergences:

                                               1ST QUARTER
                                                  1999          1998
                                                 RETURN        RETURN
                                               -----------     ------
S&P 500 Index -- 500 most widely held public       5.0%         28.6%
  companies, market weighted
Largest 50 companies in S&P 500                    6.6%         50.3%
  Index -- market weighted

S&P 500 Index EQUALLY WEIGHTED -- 500 most        (0.9)%         7.1%
  widely held public companies, equally
  weighted
Russell 2000 Index -- Smallest 2000 of the        (5.4)%        (2.6)%
  3000 largest public companies, market
  weighted
Value Line Index -- 1650 large and mid-cap        (6.4)%        (3.8)%
  public companies, equally weighted

The disparate performance between the fifty largest companies and the rest of the market has pushed valuation levels of the two groups in opposite directions. The opening quote in the first edition of Ben Graham's Security Analysis is particularly fitting today:

"Many shall be restored that are now fallen, and many shall fall that now are in
honor."                                                    Horace - Ars Poetica.

Think, Don't Follow
The 17th century British philosopher and scholar John Locke wrote, "It is thinking which makes us who we are." This is a time for all investors to think. Too often in investing, thinking becomes subordinated to following - mindlessly buying stocks solely because of other investors' prior success. Increased share price begets additional market participants, and soon price levels rise to exceed any reasonable valuation relative to earnings potential. Greed, not thought, is driving the prices of the companies dominating today's market.

As our Scout leaders may have admonished, this market environment implores all investors to be prepared. Be prepared for the current market leaders' almost surreal valuations to decline dramatically, and for many currently ignored equities to rise appreciably.

Foregone opportunities will not change your economic status, but lost capital might. Longleaf requires new investments, as well as current holdings, to have appraisals that materially exceed each company's stock price. In these heady times, one should be as concerned for the return OF principal as for the return ON principal, and not concerned at all with whether, in the short run, he or she matches an overvalued index.

The margin of safety requirement guides our research effort. Although the Partners Fund's price-to-value ratio remains attractive, we are having difficulty finding new qualifying investments in the large cap world. Our other three Funds - International, Realty, and Small-Cap - have compelling investment opportunities. The price-to-value ratios of these three funds are at or near their all-time lows; their implied returns from this level are significant. Your management team and Southeastern's retirement plan have recently added substantial capital to both the International and Realty Funds. Our partners should consider doing the same.

Volatility - Friend of the Disciplined Investor
Volatility is the best friend of the long-term investor, and is terrifying for the speculator with a short-term horizon or with leverage. As long-term owners who know what our companies are worth, we benefit when market fear offers undervalued investment opportunities. In buoyant times, we benefit by selling businesses at prices equal to, or even higher than, our appraisal of their intrinsic values.

The Partners Fund's two largest holdings, FDX (parent of Federal Express), and Marriott International (ticker MAR), provide examples of volatility's rewards. Last summer FDX plunged from the mid-$80's to the low $50's on short-term concerns about Asia and the U.S. economy. This decline heavily impacted the Partners Funds' third quarter performance, but did not change the company's long-term value. We used the price weakness to invest another $84 million in FDX at an average cost of under $53. Today the market values those shares at $164 million. After almost reaching $40 per share, MAR dove into the low $20's in September while our appraisal was unaffected. We purchased an additional $94 million worth of MAR at an average cost of under $23 per share. Today that commitment is selling for $146 million. Without the third quarter swoon, we would have foregone $130 million of profit from adding to FDX and MAR. Not only did the market value of our original stakes end up higher after the roller coaster dip, but the volatility enabled us to make more money than if the plunge and bounce back never had occurred.

All the Funds took advantage of the opportunities in the third quarter of 1998. In the current buoyancy of the Partners Fund's universe, we have recently sold stocks at excellent prices and temporarily have cash. The other three Funds are continuing to take advantage of the price weakness in their respective arenas. Volatility works both ways, and opportunities will continue to be offered on our terms if we are patient. Our main message to our partners is this: instead of focusing on performance during "down" periods, or on cash positions in "up" periods, remember that price volatility constantly lays the groundwork for HIGHER returns than we would receive if equity prices moved up in a straight line. The key to taking advantage of volatility is knowing the intrinsic value of each company we own and the ability of our management partners.

Year 2000 Update
Many of you have expressed interest in staying current on our Y2K compliance. Our Annual Report summarized our overall effort. We will continue testing internal systems. We are also monitoring our vendors who report being on track for 2000 readiness. The readiness of the companies in our portfolios is also a factor in our investment appraisals. We remain vigilant and will report our status throughout the year.

Web Site and Other Technology Update
Thanks to many of you who responded to our question in the Annual Report regarding a Longleaf Web Site. We appreciate the thought you gave not only to whether a site would benefit you personally, but also how it would impact the Funds. We are taking a deliberate approach. The site should be a useful and cost effective communication tool. It should not compromise our focus on research and portfolio management. We will keep you posted.

We are consolidating our phone lines into a single number. We currently have separate toll free numbers for ordering fund materials, processing transactions, and accessing the automated phone line. You can still reach these different areas by dialing the same numbers you use now, but if you want to remember a single number for all Longleaf interaction, use (800) 445-9469. This consolidated system should take effect in mid-May.

Annual Meeting
We hope you will join us for our Annual Meeting. Last year we had over 400 participants. The meeting is Tuesday, May 4, 1999, at 5:30 p.m. at the Memphis Botanic Garden, located at 750 Cherry Road. If you are coming from out of town and need directions or other information, please call us at (901) 761-2474.

Please review the discussion on each Fund that follows. We have tried to communicate our enthusiasm and conviction for the companies we own and for our substantial return opportunity.

Sincerely,

/s/ O. Mason Hawkins, CFA                   /s/ G. Staley Cates, CFA
O. Mason Hawkins, CFA                       G. Staley Cates, CFA
Chairman & CEO                              President
Southeastern Asset Management, Inc.         Southeastern Asset Management, Inc.

                     PARTNERS FUND - MANAGEMENT DISCUSSION
                by Mason Hawkins, Staley Cates, and John Buford

The Partners Fund posted strong absolute and relative performance in the first quarter - up 6.2% versus 5.0% for the S&P 500. In a period when most value managers had difficulty, Longleaf Partners was fortunate to post solid returns.

The concentration of our assets into qualified companies with capable management partners continued to drive the Fund's success. Appreciation in Seagram, Philips, Marriott International, United Health Care, MediaOne, FDX, News Corp., and Hilton accounted for all of the first quarter's return. These eight companies comprised over half of the Fund's assets at the beginning of the year.

We sold our large and successful MediaOne position when its price reached, and rapidly surpassed, our appraisal. Our MediaOne experience is illustrative of much that we seek:
- a bright, capable, shareholder-oriented CEO in Chuck Lillis,
- a competitively entrenched, good business with growing free cash flow, and
- an entry price that reflected neither of the above qualities.

We established a double position (10% of assets) in late 1997 when MediaOne's stock was in the high teens and low twenties. Less than two years later, the price rose beyond our $56 appraisal.

We have begun liquidating several other holdings which have reached their values. Proceeds have increased cash to 21% of assets, and at current price levels, we have more to sell then we have to buy. Two companies currently qualify as investments and our trading desk is working hard to purchase meaningful stakes. We are challenged to find good, large cap businesses run by management teams we want as partners, and priced with the requisite margin of safety.

The irony is that the portfolio's composite price-to-value ratio is relatively low, and the Fund offers a good return opportunity. While a few holdings are approaching their values, several companies that we own are selling below 60% of our appraisal. We are buying more of those shares where we can.

We do not know when the market will offer more investment opportunities, but we will remain patient until we find qualifiers. If cash levels continue to rise, we will consider closing the Fund again.

                      PARTNERS FUND - PERFORMANCE HISTORY
                             AND PORTFOLIO SUMMARY

                             AVERAGE ANNUAL RETURNS
                      FOR THE PERIODS ENDED MARCH 31, 1999

                                    Partners   S&P 500   Value-Line
                                      Fund      Index      Index
                                    --------   -------   ----------
Year-to-Date                          6.23%      4.97%      (6.38)%
One Year                              6.88      18.44      (18.13)
Five Years                           20.36      26.23        7.52
Ten Years                            17.96      18.96        5.23
Since Public Offering 4/8/87         16.91      16.16        3.49

                             FIVE LARGEST HOLDINGS
                        (REPRESENT 37.4% OF NET ASSETS)

FDX CORPORATION (FDX)                                                      10.4%
Integrated air-ground transportation company providing time-definite delivery of packages and documents worldwide.

MARRIOTT INTERNATIONAL, INC. (MAR)                                          8.3%
Owner of many of the strongest brand names in the lodging industry. Operates and franchises over 300,000 rooms in hotels and resorts under the Marriott, Courtyard, Residence Inn, Ritz-Carlton, and Renaissance names.

KONINKLIJKE PHILIPS ELECTRONICS N.V. (PHG)                                  7.3%
A leading manufacturer of lighting systems and electronics products, including television and stereo equipment, appliances, and semiconductors.

UNITED HEALTHCARE CORPORATION (UNH)                                         6.2%
A national leader in health care management offering numerous managed care plans and services.

THE SEAGRAM COMPANY LTD. (VO)                                               5.2%
A major producer of distilled spirits and owner of entertainment businesses including Universal Studios and the Polygram music company.

                               PORTFOLIO CHANGES
                     JANUARY 1, 1999 THROUGH MARCH 31, 1999

                  NEW HOLDINGS                                 ELIMINATIONS
                  ------------                                 ------------
Allied Waste Industries, Inc.                          MediaOne Group, Inc.
Park Place Entertainment Corp.* (HLT)

* Acquired through merger/spin-off of existing position (ticker of original holding).

                    PARTNERS FUND - PORTFOLIO OF INVESTMENTS
                         AT MARCH 31, 1999 (UNAUDITED)

      SHARES                                                           MARKET VALUE
    ----------                                                        --------------
Common Stock 78.5%
                     Beverages 5.2%
     4,250,000       The Seagram Company Ltd. (Foreign) ...........   $  212,500,000

                     Broadcasting 2.9%
     4,012,350       The News Corporation Limited (Foreign)........      118,364,325

                     Environmental Services 5.8%
     1,901,100   *   Allied Waste Industries, Inc..................       27,447,131
     4,748,750       Waste Management, Inc.........................      210,725,781
                                                                      --------------
                                                                         238,172,912
                                                                      --------------
                     Gaming 1.6%
     8,500,000   *   Park Place Entertainment Corp.................       64,281,250

                     Health Care 6.2%
     4,840,000       United Healthcare Corporation.................      254,705,000

                     Investment Management 0.5%
     1,237,700   *   The Pioneer Group, Inc........................       18,333,431

                     Lodging 14.8%
     1,076,380   *   Crestline Capital Corporation.................       16,549,343
     8,500,000       Hilton Hotels Corporation.....................      119,531,250
    11,700,250       Host Marriott Corporation.....................      130,165,281
    10,103,600       Marriott International, Inc...................      339,733,550
                                                                      --------------
                                                                         605,979,424
                                                                      --------------
                     Manufacturing 1.5%
     4,450,000   *   UCAR International, Inc.......................       62,856,250

                     Multi-Industry 8.0%
     1,565,000       Alexander & Baldwin, Inc......................       30,713,125
     3,605,000       Koninklijke Philips Electronics N.V.
                       (Foreign)...................................      297,187,188
                                                                      --------------
                                                                         327,900,313
                                                                      --------------
                     Natural Resources 5.0%
    11,201,032   *   Pioneer Natural Resources Company.............       86,807,998
     2,900,000       Rayonier Inc..................................      116,181,250
                                                                      --------------
                                                                         202,989,248
                                                                      --------------
                     Property & Casualty Insurance 3.7%
     8,230,000       Mitsui Marine and Fire Insurance Company, Ltd.
                       (Foreign)...................................       41,691,534
     8,673,000       The Nippon Fire & Marine Insurance Company,
                       Ltd. (Foreign)..............................       27,533,028
    16,245,000       The Yasuda Fire & Marine Insurance Company,
                       Ltd. (Foreign)..............................       82,019,608
                                                                      --------------
                                                                         151,244,170
                                                                      --------------
                     Publishing 3.8%
     3,150,000       Knight Ridder, Inc............................      157,500,000

                    PARTNERS FUND - PORTFOLIO OF INVESTMENTS
                         AT MARCH 31, 1999 (UNAUDITED)

      SHARES                                                           MARKET VALUE
    ----------                                                        --------------
                     Real Estate 4.2%
     1,998,400       Boston Properties Inc.........................   $   63,199,400
     6,038,591       TrizecHahn Corporation (Foreign)..............      110,959,110
                                                                      --------------
                                                                         174,158,510
                                                                      --------------

                     Transportation 15.3%
    10,175,000       Canadian Pacific Limited (Foreign)............      197,776,563
     4,608,100   *   FDX Corporation...............................      427,689,281
                                                                      --------------
                                                                         625,465,844
                                                                      --------------
                     TOTAL COMMON STOCKS (COST $2,736,492,881).....    3,214,450,677
                                                                      --------------

Short-Term Obligations 20.9%
Repurchase Agreement with State Street Bank, 4.00% due 4-1-99......      111,030,000
Federal Home Loan Mortgage Corporation, 4.83% due 4-6-99...........       99,934,028
Federal Home Loan Mortgage Corporation, 4.83% due 4-14-99..........       49,914,236
Commercial Paper - Clipper Receivables Corp., 4.87% due 4-21-99....       99,730,555
Federal Home Loan Mortgage Corporation, 4.78% due 4-23-99..........       99,712,778
Federal Home Loan Mortgage Corporation, 4.82% due 4-30-99..........       99,619,778
Federal Home Loan Bank Discount Note, 4.82% due 5-14-99............       99,435,028
Federal Home Loan Mortgage Corporation, 4.83% due 5-17-99..........       99,395,611
Federal Home Loan Mortgage Corporation, 4.86% due 5-18-99..........       99,379,861
                                                                      --------------
                                                                         858,151,875
                                                                      --------------
TOTAL INVESTMENTS (COST $3,594,644,756)(a)..................   99.4%   4,072,602,552
OTHER ASSETS AND LIABILITIES, NET...........................    0.6%      24,849,146
                                                              -----   --------------
NET ASSETS..................................................  100.0%  $4,097,451,698
                                                              =====   ==============
NET ASSET VALUE PER SHARE..........................................           $25.91
                                                                      ==============

 *  Non-income producing security
(a) Also represents aggregate cost for federal income tax purposes.

Note: Companies designated as "Foreign" are headquartered outside the U.S. and represent 27% of Net Assets.

                        OPEN FORWARD CURRENCY CONTRACTS

                                                      Currency
   Currency              Currency Sold and             Market       Unrealized
  Units Sold              Settlement Date              Value           Loss
--------------   ---------------------------------  ------------   ------------
18,250,000,000   Japanese Yen 4-30-99.............  $154,778,250   $ (2,020,235)
   823,095,843   Japanese Yen 7-21-99.............     7,055,084       (864,392)
                                                    ------------   ------------
                 Total Forward Contracts..........  $161,833,334   $ (2,884,627)
                                                    ============   ============

                           (Intentionally Left Blank)

                   INTERNATIONAL FUND - MANAGEMENT DISCUSSION
              by Mason Hawkins, Staley Cates, and Andrew McDermott

Longleaf Partners International Fund gained 5.9% this quarter against a 1.0% return for the EAFE Index. We are pleased with this performance and with the continued growth of the Fund from $76 million in assets at year-end to $160 million today. We welcome our new partners.

International markets have continued to underperform most U.S. indices, especially when adjusted for the impact of a strengthening U.S. dollar against major world currencies. Our policy of hedging foreign currency exposure is designed to insulate us from the vagaries of the foreign exchange market and allows us to concentrate exclusively on company fundamentals.

In the first quarter, Japan was a notable exception to international underperformance; the Nikkei rose nearly 2000 points, or about 15%. Most of our Japanese holdings benefited from improved sentiment, and they contributed over $3 million to the Fund's first quarter performance. Japanese restructuring announcements increased foreign investors' confidence. We do not make macro calls on market levels, and we have seen few examples of real restructuring in our bottom-up analysis of Japanese companies, including the banks that have attracted much attention. Our Japanese holdings will benefit for a different reason -- tax reform.

Japan lowered corporate taxes by 15% and personal income taxes by 20%. These changes help our Japanese investments in two ways. First, corporate values in Japan basically increased by 15% because of the tax savings, thus making our price-to-value ratios more attractive. Second, the lower tax rates should significantly improve aggregate demand at our Japanese businesses.

The dramatic increase in oil prices augurs well for several of our Canadian companies with significant oil and gas assets. During the quarter oil moved from around $12 to almost $17 per barrel. If prices remain at these higher levels, our investments should appreciate, as will our appraisals.

The U.K. market also turned in a strong first quarter performance, though the FTSE's rise masks continued underperformance by small cap stocks. This two-tiered market resembles that of the U.S. and has created a number of opportunities for the Fund. We increased our existing positions in Wassall and Highland as their prices declined. We also added two new UK positions: Bemrose, a leading producer and distributor of corporate give-away items; and, Premier Farnell, the world's largest maintenance and repair electronics distributor. Premier Farnell quickly rose to our appraisal and we sold our stake.

                   INTERNATIONAL FUND - MANAGEMENT DISCUSSION
              by Mason Hawkins, Staley Cates, and Andrew McDermott

In addition to Premier Farnell, we sold three other businesses because they reached our appraisals. Shaw Communications benefited from renewed market confidence in cable companies' ability to generate substantial cash flows from selling multiple services over their cable networks. Haw Par and Swire Pacific both bounced back quickly from their lows as investors realized the strength of their dominant brands even in slower economic periods. We sold our stake in FDX as we found foreign businesses which were even more undervalued and which had a higher portion of their values overseas. We also sold Seagram which we purchased when the Fund's assets were only $25 million. As assets grew, Seagram became a smaller portion of the portfolio because its price had appreciated far above our buying level. We sold Seagram when we found significantly undervalued companies where we could own a meaningful stake. The combined appreciation of these liquidated companies added $2 million to the Fund's first quarter performance.

Philips also contributed substantially to our first quarter results, adding $1.7 million to our return. Under the leadership of Cor Boonstra, this worldwide manufacturer continues to build shareholder value by improving operations in its successful businesses, eliminating unprofitable divisions, and wisely reallocating capital. Since Philip's value has grown along with its stock price, a material gap remains between the price and our appraisal.

We used proceeds from our sales as well as cash inflows to add to existing holdings and to buy several new companies. In addition to the businesses mentioned above, we bought De Beers, the South African diamond company, and Wisconsin Central, a U.S. based company whose primary assets are overseas railroads in the United Kingdom, New Zealand, and Australia.

We continue to identify exciting overseas opportunities for long-term appreciation, and cash inflows are being invested. Our new partners should have a minimum commitment to the Fund of five years and expect volatility. We will focus on keeping the portfolio concentrated in our best ideas, and removing or minimizing the risks of owning foreign businesses. We have substantially added to our International Fund stake.

                    INTERNATIONAL FUND - PERFORMANCE HISTORY
                             AND PORTFOLIO SUMMARY

                                    RETURNS
                      FOR THE PERIODS ENDED MARCH 31, 1999

                                    International    EAFE
                                        Fund        Index
                                    -------------   ------
Year-to-date                             5.92%        1.03%
Since Public Offering 10/26/98          15.47        11.99

                             FIVE LARGEST HOLDINGS
                        (REPRESENT 30.4% OF NET ASSETS)

BRIERLEY INVESTMENTS LIMITED (BRY)                                          7.0%
A New Zealand based holding company which owns controlling stakes in U.K. based Thistle hotels, Air New Zealand, and Australian building materials maker, James Hardie.

GULF CANADA RESOURCES LIMITED (GOU)                                         6.8%
Canadian based exploration and production company with oil and natural gas assets across the world.

KONINKLIJKE PHILIPS ELECTRONICS N.V. (PHG)                                  6.1%
A leading manufacturer of lighting systems and electronics products, including television and stereo equipment, appliances, and semiconductors.

DE BEERS CONSOLIDATED MINES LTD. (DBRSY)                                    5.6%
The world's largest producer of diamonds. Also has a controlling stake in Anglo American Corp. which mines platinum, gold and coal.

NIPPON BROADCASTING SYSTEM                                                  4.9%
The largest owner of Japan's #2 television broadcaster, Fuji Television, and a dominant radio broadcaster in the Tokyo market.

                               PORTFOLIO CHANGES
                     JANUARY 1, 1999 THROUGH MARCH 31, 1999

           NEW HOLDINGS                         ELIMINATIONS
           ------------                         ------------
Bemrose Corporation plc              FDX Corporation
De Beers Consolidated Mines Ltd.     Haw Par Corporation Limited
Premier Farnell plc                  Premier Farnell plc
                                     The Seagram Company Ltd.
                                     Shaw Communications, Inc.--Class B
                                     Swire Pacific Limited

                 INTERNATIONAL FUND - PORTFOLIO OF INVESTMENTS
                         AT MARCH 31, 1999 (UNAUDITED)

      SHARES                                                             MARKET VALUE
    ----------                                                           ------------
Common Stock 77.3%
                     Agriculture 3.3%
       164,200   *   Agribrands International, Inc. (United States)...   $  5,398,075
                     Beverages 4.2%
     1,855,000       The Highland Distillers plc (United Kingdom).....      6,962,273
                     Broadcasting 4.9%
       197,000       Nippon Broadcasting System (Japan)...............      8,000,333
                     Multi-Industry 17.8%
    46,800,000       Brierley Investments Limited (New Zealand).......     11,480,882
       122,000       Koninklijke Philips Electronics N.V.
                       (Netherlands)..................................     10,057,375
     2,240,000       Wassall PLC (United Kingdom).....................      7,792,549
                                                                         ------------
                                                                           29,330,806
                                                                         ------------
                     Natural Resources 17.1%
       815,000   *   Anderson Exploration Limited (Canada)............      7,784,773
       482,000       De Beers Consolidated Mines Ltd. (South
                       Africa)........................................      9,127,875
     4,147,000   *   Gulf Canada Resources Limited (Canada)...........     11,145,062
                                                                         ------------
                                                                           28,057,710
                                                                         ------------
                     Printing 1.4%
       407,000       Bemrose Corporation plc (United Kingdom).........      2,260,149
                     Property & Casualty Insurance 16.6%
     1,400,000       The Dai-Tokyo Fire and Marine Insurance Company,
                       Ltd. (Japan)...................................      4,999,945
     1,400,000       The Dowa Fire and Marine Insurance Company, Ltd.
                       (Japan)........................................      4,787,180
     1,525,000       The Nippon Fire & Marine Insurance Company, Ltd.
                       (Japan)........................................      4,841,214
     1,650,000       The Nissan Fire & Marine Insurance Company, Ltd.
                       (Japan)........................................      4,764,385
     1,571,000       The Yasuda Fire & Marine Insurance Company, Ltd.
                       (Japan)........................................      7,931,844
                                                                         ------------
                                                                           27,324,568
                                                                         ------------
                     Restaurants 2.8%
       416,000       Kentucky Fried Chicken Japan (Japan).............      4,601,097
                     Transportation 9.2%
       385,000       Canadian Pacific Limited (Canada)................      7,483,438
       575,100   *   Wisconsin Central Transportation Corporation
                       (United States)................................      7,620,075
                                                                         ------------
                                                                           15,103,513
                                                                         ------------
         TOTAL COMMON STOCKS (COST $125,743,014)......................    127,038,524
                                                                         ------------

                 INTERNATIONAL FUND - PORTFOLIO OF INVESTMENTS
                         AT MARCH 31, 1999 (UNAUDITED)

                                                                        MARKET VALUE
                                                                        ------------
Short-Term Obligations 21.0%
Repurchase Agreement with State Street Bank, 4.00% due 4-1-99........   $  6,637,000
Federal Home Loan Mortgage Corporation, 4.77% due 4-6-99.............     19,986,944
Federal Home Loan Mortgage Corporation, 4.80% due 4-8-99.............      4,995,401
Federal Home Loan Bank Discount Note, 4.82% due 5-14-99..............      2,983,051
                                                                        ------------
                                                                          34,602,396
                                                                        ------------
TOTAL INVESTMENTS (COST $160,345,410)(a)......................   98.3%   161,640,920
OTHER ASSETS AND LIABILITIES, NET.............................    1.7      2,797,208
                                                                -----   ------------
NET ASSETS....................................................  100.0%  $164,438,128
                                                                =====   ============
NET ASSET VALUE PER SHARE............................................         $10.56
                                                                        ============

*   Non-income producing security
(a) Aggregate cost for federal income tax purposes.
Note: Country listed in parenthesis after each company indicates location of headquarters.

                        OPEN FORWARD CURRENCY CONTRACTS

  Currency              Currency Sold and            Currency     Unrealized
 Units Sold              Settlement Date           Market Value   Gain (Loss)
-------------   ---------------------------------  ------------   -----------
    3,178,628   British Pound 9-8-99.............  $ 5,193,847    $    33,218
    5,285,465   British Pound 12-30-99...........    8,485,460         69,831
2,003,546,192   Japanese Yen 8-18-99.............   17,240,515     (1,271,006)
2,374,317,354   Japanese Yen 12-30-99............   20,351,198        966,914
    6,339,814   New Zealand Dollar 9-3-99........    3,386,442       (105,101)
   15,024,523   New Zealand Dollar 12-30-99......    8,033,343         81,032
                                                   -----------    -----------
                                                   $62,690,805    $  (225,112)
                                                   ===========    ===========

                         COUNTRY ALLOCATION OF EQUITIES

Japan.....................................   31.2%
Canada....................................   20.8
United Kingdom............................   13.5
United States.............................   10.3
New Zealand...............................    9.0
Netherlands...............................    8.0
South Africa..............................    7.2
                                            -----
                                            100.0%
                                            =====

                           (Intentionally Left Blank)

                      REALTY FUND - MANAGEMENT DISCUSSION
              by C.T. Fitzpatrick, Mason Hawkins, and Staley Cates

The general investing public's continuing disdain for real estate equities negatively impacted our results in the first quarter of 1999. Longleaf Partners Realty Fund's net asset value declined 7.5% in the quarter compared to a drop of 3.5% for the Wilshire Real Estate Securities Index and of 5.9% for the NAREIT Index. The Fund's long-term results compare favorably to the indices.

Spouses, in-laws, and friends have inquired about the recent performance of Longleaf Partners Realty Fund. We offer these observations:

- The Realty Fund's composite price-to-value ratio is at an historic low. Because the share prices of the companies owned by the Fund have declined while their business values have grown, the Fund has high implied future returns and less risk.

- Insider buying of real estate stocks is higher than in any other industry group. Investors who understand the value of real estate companies' underlying properties are purchasing those businesses' shares.

- We are adding aggressively to our stake in Longleaf Partners Realty Fund.

- Other real estate mutual funds have been significant sellers of real estate companies' shares. Redemptions have shrunk many funds' assets by more than half, and have forced their fund managers to liquidate holdings. This nondiscretionary selling has exacerbated real estate share price declines and provided more attractive opportunities for investors such as Longleaf Partners Realty Fund.

- Investors focused on prospective returns have sound, fundamental reasons to buy. Leveraged shareholders and traders focused on recent short-term returns have been responsible for much of the selling. These speculators never should have become owners.

- Sellers have turned temporary paper losses into permanent capital losses, and have sacrificed a large return opportunity.

During the first quarter the Fund's portfolio had little change. We increased our stakes in Forest City and Prime Group. Each company announced several projects and results that increased our values; meanwhile, their stock prices declined.

In the third quarter of 1998 we bought several very undervalued hotel operators. Hilton, Promus, and Marriott International added over $10 million to the Realty Fund's first quarter results as fears of oversupply subsided and investors began to understand the value of fee streams derived from dominant hotel brands. This

                      REALTY FUND - MANAGEMENT DISCUSSION
              by C.T. Fitzpatrick, Mason Hawkins, and Staley Cates

gain was offset by the decline at Host Marriott, which hurt our results by $14 million. Virtually all of Host Marriott's properties are posting strong results. Converting to a REIT caused the company to incur a number of expenses that will penalize 1999 results, but we still expect Host Marriott's bottom line to improve by 15%.

Two other holdings materially detracted from our results. Our largest position, Excel Legacy, which specializes in development and re-development, made steady progress moving projects forward. Wall Street penalized development companies in general because of the tightened credit market. Beacon Capital Partners, a private REIT with office and mixed use properties, announced an extremely promising partnership with Apollo Real Estate Advisors, Thomas H. Lee Company, and Rosen Consulting Group, to take a substantial ownership stake in Patriot American on exceptionally advantageous terms, while simultaneously solving Patriot's liquidity problems. Despite this materially positive development, the stock traded below our cost.

                       REALTY FUND - PERFORMANCE HISTORY
                             AND PORTFOLIO SUMMARY

                             AVERAGE ANNUAL RETURNS
                      FOR THE PERIODS ENDED MARCH 31, 1999

                                                 Wilshire
                                    Realty     Real Estate      NAREIT
                                     Fund    Securities Index   Index
                                    ------   ----------------   ------
Year-to-Date                         (7.49)%       (3.46)%       (5.92)%
One Year                            (20.60)       (19.69)       (22.39)
Three Years                          10.67          7.87          6.97
Since Public Offering 1/2/96         12.59          8.66          7.31

                             FIVE LARGEST HOLDINGS
                        (REPRESENT 35.5% OF NET ASSETS)

EXCEL LEGACY CORPORATION (XELC)                                             8.6%
A C-corp. focused on development, re-development, and ownership of unique real estate projects throughout North America. Excel Legacy has numerous urban, mixed-use retail/ entertainment developments primarily located in the western U.S. including San Diego, Palm Springs, Salt Lake City, Scottsdale, Denver, and Newport, KY across the river from Cincinnati.

CATELLUS DEVELOPMENT CORPORATION (CDX)                                      8.0%
A diversified real estate company that owns, manages and develops industrial warehouses, offices, apartments and residential communities. CDX has substantial land holdings throughout the U.S. with a concentration of high profile projects in California. Catellus' most significant project is a 313 acre mixed use development at Mission Bay on the waterfront in downtown San Francisco.

HOST MARRIOTT CORPORATION (HMT)                                             6.4%
Owner of 125 upscale and luxury full-service Marriott, Ritz Carlton, and other luxury hotel brands, most of which are operated by Marriott International.

FOREST CITY ENTERPRISES, INC. (FCE)                                         6.4%
A diversified, national real estate business that owns and operates retail and office properties, as well as residential units. Forest City is developing several hundred $ million (cost) of high profile urban in-fill projects including the Denver Stapletion Airport re-development, mixed use projects in Times Square (NYC) and San Francisco, and numerous other developments throughout the United States.

TIMBERWEST FOREST CORP. (TWF)                                               6.1%
Largest private land owner in Western Canada with 334,000 hectacres of private timberlands located on Vancouver Island in British Columbia.

                               PORTFOLIO CHANGES
                     JANUARY 1, 1999 THROUGH MARCH 31, 1999

                 NEW HOLDINGS                        ELIMINATIONS
                 ------------                        ------------
Park Place Entertainment Corp.*(HLT)             Castle & Cooke, Inc.

* Acquired through merger/spin-off of existing position (ticker of original holding).

                     REALTY FUND - PORTFOLIO OF INVESTMENTS
                         AT MARCH 31, 1999 (UNAUDITED)

      SHARES                                                            MARKET VALUE
    ----------                                                          ------------
Common Stock - 88.0%
                     Diversified Realty 16.7%
     4,209,800   *   Catellus Development Corporation................   $ 56,306,075
     2,280,000   *   Excel Legacy Corporation........................      7,837,500
     1,726,700       Forest City Enterprises, Inc. - Class A.........     41,764,556
       135,300       Forest City Enterprises, Inc. - Class B.........      3,230,288
       440,600       TrizecHahn Corporation (Foreign)................      8,096,025
                                                                        ------------
                                                                         117,234,444
                                                                        ------------
                     Gaming 2.0%
     1,895,000   *   Park Place Entertainment Corp...................     14,330,937

                     Lodging 23.7%
       547,020   *   Crestline Capital Corporation...................      8,410,433
     1,895,000       Hilton Hotels Corporation.......................     26,648,437
     4,057,308       Host Marriott Corporation (REIT)................     45,137,552
       286,200       Marriott International, Inc.....................      9,623,475
     1,060,000   *   Promus Hotel Corporation........................     38,557,500
     2,153,400   *   Red Roof Inns, Inc..............................     33,916,050
       396,246   *   Supertel Hospitality, Inc.......................      3,863,398
                                                                        ------------
                                                                         166,156,845
                                                                        ------------
                     Mortgage Financing 2.9%
     1,088,000       Bay View Capital Corp...........................     20,536,000

                     Natural Resources/Land 9.8%
       650,000       Deltic Timber Corporation.......................     15,437,500
       261,000       Rayonier Inc....................................     10,456,312
     6,950,000       TimberWest Forest Corp. (Foreign)...............     42,725,609
                                                                        ------------
                                                                          68,619,421
                                                                        ------------
                     Office 20.5%
       447,300       Alexandria Real Estate Equities, Inc. (REIT)....     11,825,494
     2,075,000       Beacon Capital Partners, Inc.(b)(REIT)..........     31,514,063
     1,070,000       Boston Properties Inc. (REIT)...................     33,838,750
     1,090,900       Cousins Properties Incorporated (REIT)..........     31,567,919
     2,681,600       Prime Group Realty Trust (REIT).................     35,531,200
                                                                        ------------
                                                                         144,277,426
                                                                        ------------
                     Retail 11.0%
     1,223,800       Getty Realty Corp...............................     15,297,500
       825,000   *   IHOP Corp.......................................     32,381,250
     3,371,400       Prime Retail, Inc. (REIT).......................     29,499,750
                                                                        ------------
                                                                          77,178,500
                                                                        ------------

                     REALTY FUND - PORTFOLIO OF INVESTMENTS
                         AT MARCH 31, 1999 (UNAUDITED)

      SHARES                                                            MARKET VALUE
    ----------                                                          ------------
                     Non-realty 1.4%
       650,000   *   The Pioneer Group, Inc..........................   $  9,628,125
                                                                        ------------
                     TOTAL COMMON STOCKS (COST $676,379,452).........    617,961,698
                                                                        ------------
Preferred Stock - 7.5%
                     Diversified Realty 7.5%
    14,600,000   *   Excel Legacy Corporation - Series A Liquidating
                       Preference Convertible(b).....................   $ 52,395,020
                                                                        ------------
                     TOTAL PREFERRED STOCK (COST $73,000,000)........     52,395,020
                                                                        ------------
Options - 0.4%
    CONTRACTS
    ----------
                     Natural Resources/Land 0.4%
                     Put Options Written
         5,494       Newhall Land and Farming Company, expiring
                     April '99 @ $20 (Premiums received
                     $1,076,268).....................................             --
         2,967       Newhall Land and Farming Company, expiring
                     October '99 @ $25 (Premiums received
                     $709,919).......................................       (587,466)
                     Call Options Purchased
         5,494       Newhall Land and Farming Company, expiring
                     April '99 @ $20 (Cost $1,761,493)...............      2,708,542
         2,967       Newhall Land and Farming Company, expiring
                     October '99 @ $25 (Cost $1,225,243).............        706,146
                                                                        ------------
                                                                           2,827,222
                                                                        ------------
    Short-Term Obligations 2.8%

    Repurchase Agreement with State Street Bank, 4.00% due 4-1-99....     19,900,000
                                                                        ------------
TOTAL INVESTMENTS (COST $770,480,001)(a)......................   98.7%   693,083,940
OTHER ASSETS AND LIABILITIES, NET.............................    1.3      9,438,704
                                                                -----   ------------
NET ASSETS....................................................  100.0%  $702,522,644
                                                                =====   ============
NET ASSET VALUE PER SHARE............................................         $13.46

*   Non-income producing security
(a) Also represents aggregate cost for federal income tax purposes.
(b) Illiquid, board valued security.

Note: Companies designated as "Foreign" are headquartered outside the U.S. and represent 7% of Net Assets. REITs comprise 31% of Net Assets.

                           (Intentionally Left Blank)

                     SMALL-CAP FUND - MANAGEMENT DISCUSSION
                by Mason Hawkins, Staley Cates, and John Buford

Those who track relative returns should continue to be pleased with the Small-Cap Fund's results. During the first quarter of 1999 the Fund again outperformed the Russell 2000 Index. Small-Cap was down 2.8% while the Russell fell 5.4%. The Fund's long-term relative returns are equally impressive.

As significant Small-Cap owners, however, we view absolute, after-tax, real return as the only appropriate measure of compounding. Our long-term partners have enjoyed successful results, but the recent quarter detracted from this record. Of our largest holdings, Promus and Midas rose and positively impacted the Fund. Price declines at Orion Capital, Perrigo, AMETEK, and U.S. Industries were predominantly responsible for Small-Cap's negative first quarter return. Lower stock prices did not impact our appraisals. Each company that declined, consequently, has become more attractive and should materially contribute to the Fund's future results.

Small-Cap's composition changed during the first quarter as we continued to concentrate assets in our best domestic ideas. The Fund's holdings dropped from 35 to 32 companies, and foreign businesses represent 13% of assets versus 27% at year-end. The most dramatic change to the portfolio was the sale of our largest holding, Shaw Communications, which was 11.7% of assets at year-end. We began buying Shaw, Canada's leading cable system operator, at $10/share in the fourth quarter of 1997 when cable companies were generally out of favor. Shaw is extremely well operated, dominates its markets, and has the highest margins in the industry, a testament to the discipline, operating skills and vision of the vested management team. Shaw's business is also growing rapidly due to Internet access, telephony, and new programming tiers. We sold our position at our appraisal of approximately $30/share. Shaw was the single largest contributor to the Fund's first quarter return.

We also sold our stake in Pinkerton's, which rose quickly when it was purchased by Securitas AB, a Swedish security company. Securitas paid $29/share versus our appraisal of $30, and an average cost of $16.58/share. In addition, we liquidated our holdings in Chiyoda, Dai-Tokyo, and Fuji, three Japanese non-life insurance companies we bought in late 1997 when undervalued domestic small companies were elusive. At year-end these three companies represented 1.6% of the Fund's assets. We sold these Japanese businesses from Small-Cap because we had equally undervalued U.S. opportunities where we could acquire a position meaningful to the portfolio. Longleaf Partners International Fund's introduction last Fall provides a vehicle for the foreign companies we want to own.

                     SMALL-CAP FUND - MANAGEMENT DISCUSSION
                by Mason Hawkins, Staley Cates, and John Buford

We used the proceeds from the above sales to add to a number of our most undervalued businesses. Wisconsin Central newly appears in our top ten holdings. This railroad company operates in the Midwest U.S. and owns monopoly rails in the United Kingdom, New Zealand, and Australia. The WCLX management team is the company's largest shareholder, and has a proven history of successfully buying and operating privatized railroad assets. The largest non-U.S. rail asset is the U.K.-based EW&S line, which dominates freight transport in that country. Bringing this business to acceptable service and profitability standards has taken longer than anticipated by the market, hence the large discount to appraised value. Because we accumulated our position as the price was falling, our purchase of Wisconsin Central hurt the Fund's first quarter return.

We have numerous investment opportunities in the Small-Cap Fund, and the trading desk has orders pending for the Fund's remaining cash. We are not interested in growing the size of the Fund; it remains closed to new investors. Our existing partners should know, however, that Small-Cap's very low price-to-value ratio implies a compelling return.

                      SMALL-CAP FUND - PERFORMANCE HISTORY
                             AND PORTFOLIO SUMMARY

                             AVERAGE ANNUAL RETURNS
                      FOR THE PERIODS ENDED MARCH 31, 1999

                                 Small-Cap   Russell 2000   Value-Line
                                   Fund         Index         Index
                                 ---------   ------------   ----------
Year-to-Date                       (2.82)%       (5.42)%       (6.38)%
One Year                           (2.56)       (16.26)       (18.13)
Three Years                        19.46          7.72          5.86
Five Years                         17.48         11.22          7.52
Ten Years*                         11.62         11.46          5.23
Since Public Offering 2/21/89*     11.91         11.45          5.13

 * From public offering through 3/31/91, the Fund was managed by a different portfolio manager.

                             FIVE LARGEST HOLDINGS
                        (REPRESENT 30.5% OF NET ASSETS)

PROMUS HOTEL CORPORATION (PRH)                                              9.5%
Franchisor and/or manager of over 1100 hotels under the Doubletree, Embassy Suites, Hampton Inn, and Homewood Suites brand names.

GULF CANADA RESOURCES LIMITED (GOU)                                         5.7%
Canadian based exploration and production company with oil and natural gas assets across the world.

ORION CAPITAL CORPORATION (OC)                                              5.4%
A property/casualty insurer with business lines focusing on workers' compensation, nonstandard auto, professional liability, and unique or highly specialized situations.

MIDAS INC. (MDS)                                                            5.1%
One of the world's largest automotive service providers with over 1900 franchises in the U.S. and 800 locations overseas.

WISCONSIN CENTRAL TRANSPORTATION CORPORATION (WCLX)                         4.8%
A railroad holding company that owns lines in the midwest U.S., Ontario, the United Kingdom, New Zealand, and Australia.

                               PORTFOLIO CHANGES
                     JANUARY 1, 1999 THROUGH MARCH 31, 1999

           NEW HOLDINGS                       ELIMINATIONS
           ------------                       ------------
First Health Group Corp.            The Chiyoda Fire and Marine
The MONY Group Inc.                   Insurance Company, Ltd.
Premier Farnell plc                 The Dai-Tokyo Fire and Marine
                                      Insurance Company, Ltd.
                                    Fuji Fire and Marine Insurance
                                      Company, Limited
                                    Pinkerton's Inc.
                                    Premier Farnell plc
                                    Shaw Communications Inc. - Class
                                      A
                                    Shaw Communications Inc. - Class
                                      B

                   SMALL-CAP FUND - PORTFOLIO OF INVESTMENTS
                         AT MARCH 31, 1999 (UNAUDITED)

      SHARES                                                            MARKET VALUE
    ----------                                                         --------------
Common Stock 87.0%
                     Agriculture 2.6%
     1,015,400   *   Agribrands International, Inc..................   $   33,381,275
                     Broadcasting 1.1%
       343,000       Nippon Broadcasting System (Foreign)...........       13,929,515
                     Building Materials 0.3%
       268,000       Sangetsu Co., Ltd (Foreign)....................        4,299,176
                     Commercial Lighting 3.2%
     2,057,000   *   Genlyte Group Incorporated.....................       32,912,000
       442,750       Thomas Industries, Inc.........................        8,301,563
                                                                       --------------
                                                                           41,213,563
                                                                       --------------
                     Entertainment 2.0%
     1,470,000   *   Carmike Cinemas, Inc. -- Class A...............       26,551,875
                     Health Care 1.1%
       910,900   *   First Health Group Corp........................       14,631,331
                     Insurance 0.5%
       250,600       The MONY Group Inc.............................        6,233,675
                     Investment Management 1.0%
       865,000   *   The Pioneer Group, Inc.........................       12,812,813
                     Lodging 9.5%
     3,417,900   *   Promus Hotel Corporation.......................      124,326,113
                     Manufacturing 13.4%
     2,938,340       AMETEK, Inc....................................       53,624,705
     1,740,000   *   The Carbide/Graphite Group, Inc................       18,922,500
       601,100       Robbins & Myers, Inc...........................       10,368,975
     1,823,000   *   Scott Technologies, Inc........................       31,674,625
     3,729,600       U.S. Industries, Inc...........................       61,305,300
                                                                       --------------
                                                                          175,896,105
                                                                       --------------
                     Mortgage Financing 2.9%
     2,006,100       Bay View Capital Corp..........................       37,865,137
                     Natural Resources 11.1%
       845,000       Deltic Timber Corporation......................       20,068,750
     3,349,996       Gendis Inc. - Class A(b) (Foreign).............        8,525,611
    27,863,860   *   Gulf Canada Resources Limited(Foreign).........       74,884,124
     6,950,000       TimberWest Forest Corp.(Foreign)...............       42,725,609
                                                                       --------------
                                                                          146,204,094
                                                                       --------------
                     Pharmaceuticals 4.0%
     7,259,000   *   Perrigo Company................................       52,627,750

                   SMALL-CAP FUND - PORTFOLIO OF INVESTMENTS
                         AT MARCH 31, 1999 (UNAUDITED)

      SHARES                                                            MARKET VALUE
    ----------                                                         --------------
                     Property & Casualty Insurance 11.6%
       243,883   *   Alleghany Corporation..........................   $   44,843,987
     1,777,400       Hilb, Rogal and Hamilton Company...............       30,104,712
     1,804,000       The Nissan Fire & Marine Insurance Company,
                       Ltd. (Foreign)...............................        5,209,061
     2,276,800       Orion Capital Corporation......................       71,150,000
                                                                       --------------
                                                                          151,307,760
                                                                       --------------
                     Real Estate 11.6%
     4,680,000   *   Catellus Development Corporation...............       62,595,000
     1,135,400       Cousins Properties Incorporated................       32,855,638
       721,700   *   IHOP Corp......................................       28,326,725
     1,520,000       TrizecHahn Corporation (Foreign)...............       27,930,000
                                                                       --------------
                                                                          151,707,363
                                                                       --------------
                     Restaurants 1.2%
       982,400   *   VICORP Restaurants, Inc........................       15,718,400
                     Retail 5.1%
     1,994,600       Midas Inc......................................       66,569,775

                     Transportation 4.8%
     4,746,500   *   Wisconsin Central Transportation Corporation...       62,891,125
                                                                       --------------
         TOTAL COMMON STOCKS (COST $1,166,998,505)..................    1,138,166,845
                                                                       --------------

Short-Term Obligations 13.2%
Repurchase Agreement with State Street Bank, 4.00% due 4-1-99.......       23,808,000
Federal Home Loan Bank Discount Note, 4.84% due 4-20-99.............       49,874,653
U.S. Treasury Bill, 4.77% due 4-22-99...............................       99,726,708
                                                                       --------------
                                                                          173,409,361
                                                                       --------------
TOTAL INVESTMENTS (COST $1,340,407,866)(a)...................  100.2%   1,311,576,206
OTHER ASSETS AND LIABILITIES, NET............................   (0.2)      (2,984,386)
                                                               -----   --------------
NET ASSETS...................................................  100.0%  $1,308,591,820
                                                               =====   ==============
NET ASSET VALUE PER SHARE...........................................           $21.33
                                                                               ======

*   Non-income producing security
(a) Also represents aggregate cost for federal income tax purposes.
(b) Illiquid security.
Note: Companies designated as "Foreign" are headquartered outside the U.S. and represent 14% of Net Assets.

                        OPEN FORWARD CURRENCY CONTRACTS

  Currency              Currency Sold and             Currency     Unrealized
 Units Sold              Settlement Date            Market Value      Loss
-------------   ----------------------------------  ------------   -----------
2,800,000,000   Japanese Yen 5-13-99..............  $23,785,627    $(2,181,472)

                               SERVICE DIRECTORY

24-HOUR AUTOMATED INFORMATION                                     (800) 378-3788
For automated reporting of daily prices, account balances and transaction activity call (800) 378-3788, 24-hours a day, seven days a week. Please have your Fund number (see below) and account number ready to access your investment information.

FUND INFORMATION                                                  (800) 445-9469
To request a prospectus, financial report, application or other Fund information call (800) 445-9469 from 8:00 a.m. to 8:00 p.m. Eastern time, seven days a week.

EXISTING SHAREHOLDER INQUIRIES                                    (800) 488-4191
To request action on your existing account contact the transfer agent, NFDS, at
(800) 488-4191 from 9:00 a.m. to 6:00 p.m. Eastern time, Monday through Friday.

     Mail correspondence to:              Overnight address:
     Longleaf Partners Funds            Longleaf Partners Funds
            c/o NFDS                           c/o NFDS
         P.O. Box 419929                   330 W. 9th Street
   Kansas City, MO 64141-6929            Kansas City, MO 64105
                                            (816) 843-8468

SERVICES FOR FINANCIAL ADVISORS                                   (800) 761-2509
Please contact Mary Williamson or Lee Harper for additional information.

PUBLISHED DAILY PRICE QUOTATIONS
Daily net asset value per share of each Fund is reported in mutual fund quotations tables of major newspapers in alphabetical order under the bold heading LONGLEAF PARTNERS as follows:

                                  TRANSFER AGENT
ABBREVIATION   SYMBOL    CUSIP     FUND NUMBER
-------------  ------  ---------  --------------
  Partners     LLPFX   543069108       133
International  LLINX   543069405       136
   Realty      LLREX   543069306       135
   Sm-Cap      LLSCX   543069207       134

                             TRUSTEES AND OFFICERS

Trustees
  O. Mason Hawkins, Chairman
  Chadwick H. Carpenter, Jr.
  Daniel W. Connell, Jr.
  Steven N. Melnyk
  C. Barham Ray
  W. Reid Sanders

Officers
  O. Mason Hawkins, Co-Portfolio Manager and Chief Executive Officer

  W. Reid Sanders, President

  John B. Buford, Co-Portfolio Manager of the Partners and Small-Cap Funds and Vice President - Investments

  G. Staley Cates, Co-Portfolio Manager and Vice President - Investments

  C. T. Fitzpatrick, Co-Portfolio Manager of the Realty Fund and Vice-President - Investments

  E. Andrew McDermott, Assistant Portfolio Manager of the International Fund and Vice President - Investments

  Charles D. Reaves, Executive Vice President and General Counsel

  Julie M. Douglas, Executive Vice President - Operations and Treasurer

  Lee B. Harper, Executive Vice President - Marketing

  Frank N. Stanley III, Vice President - Investments

  Randy D. Holt, Vice President and Secretary

  Andrew R. McCarroll, Vice President and Assistant General Counsel

Transfer Agent
  National Financial Data Services
  Kansas City, Missouri

Custodian
  State Street Bank & Trust Company
  Boston, Massachusetts

Special Legal Counsel
  Dechert Price & Rhodes
  Washington D.C.

Independent Public Accountants
  PricewaterhouseCoopers LLP
  Baltimore, Maryland

                           Longleaf Partners Funds SM
                                    c/o NFDS
                                P.O. Box 419929
                           Kansas City, MO 64141-6929
                                 (800) 445-9469